UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2020

CNL HEALTHCARE PROPERTIES II, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55777	47-4524619
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 South Orange Avenue, Orlando, FL	32801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 650-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On March 20, 2020, CNL Healthcare Properties II, Inc. (“we” or the “Company”) entered into an Assignment and Assumption Agreement (the “Agreement”) with our advisor, CHP II Advisors, LLC (the “Advisor”), pursuant to which we transferred certain remaining assets and liabilities to the Advisor and the Advisor agreed to perform certain administrative and related matters in connection with the winding-up of the Company in exchange for an aggregate net payment to the Advisor of approximately $125,000. CNL Financial Group, LLC, an affiliate of the Advisor, joined into the Agreement for purposes of guaranteeing the Advisor’s obligations to the Company as more particularly set forth in the Agreement. The purpose of the Agreement is to allow the Company to make a final cash distribution to its stockholders and formally dissolve under Maryland law. The Agreement was unanimously approved by the Company’s independent directors.

Item 8.01	Other Events.

Final Liquidating Cash Distribution and Dissolution of the Company

On March 19, 2020, our board of directors declared a final cash distribution of approximately $45,672,000, which is approximately $9.32 per share (the “Final Liquidating Distribution”) to the holders of record of the Company’s common stock as of the close of business on March 19, 2020, payable on or around March 24, 2020. The Final Liquidating Distribution will be the sole distribution made pursuant to the plan of dissolution that was approved by our stockholders in September 2019 (the “Plan”). The Final Liquidating Distribution to stockholders is within the range of the estimate of $8.80 to $9.83 per share of the Company’s common stock provided in the Company’s proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on July 10, 2019 seeking stockholder approval of the Plan.

The Final Liquidating Distribution will be reflected on each stockholder’s Form 1099-DIV for the year ending December 31, 2020. Stockholders are advised to consult their tax advisors regarding the tax consequences of the Final Liquidating Distribution in light of his or her particular investment or tax circumstances.

The Company anticipates that promptly following the Final Liquidating Distribution, effective March 27, 2020, it will file its Articles of Dissolution with the State Department of Assessments and Taxation of the State of Maryland, upon which the Company will be legally dissolved and all shares of the Company’s outstanding common stock will be cancelled and no longer deemed to be outstanding. We will also file appropriate notification to terminate our obligations under the U.S. securities laws.

On March 24, 2020, the Company will send to stockholders a letter regarding the Final Liquidating Distribution and dissolution of the Company. A copy of the letter is included herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No. Description

99.1	Letter to Stockholders dated March 23, 2020 announcing the Final Liquidating Distribution.

Caution Concerning Forward-Looking Statements

Certain statements in this document may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and of Section 21E of the Exchange Act. The Company intends that all such forward-looking statements be covered by the safe-harbor provisions for forward-looking statements of Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable.

All statements, other than statements that relate solely to historical facts, including, among others, statements regarding the Company’s future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “continues,” “pro forma” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by such forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to, the factors detailed in our annual report for the year ended December 31, 2018, and other documents filed from time to time with the Securities and Exchange Commission.

Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to: changes in general economic conditions in the U.S. or globally (including financial market fluctuations); risks associated with our investment strategy; risks associated with the real estate markets in which the Company invests; risks associated with the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with its debt covenants; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; competition for properties and/or tenants in the markets in which the Company engages in business; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the Company’s ability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to development projects or acquired property value-add conversions, if applicable (including construction delays, cost overruns, the Company’s inability to obtain necessary permits and/or public opposition to these activities); defaults on or non-renewal of leases by tenants; failure to lease properties at all or on favorable rents and terms; unknown liabilities in connection with acquired properties or liabilities caused by property managers or operators; the Company’s failure to successfully manage growth or integrate acquired properties and operations; increases in operating costs and other expense items and costs, uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding or potential litigation; risks associated with the Company’s tax structuring; the Company’s failure to qualify and maintain its status as a real estate investment trust; and the Company’s ability to protect its intellectual property and the value of its brands.

Management believes these forward-looking statements are reasonable; however, such statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and the Company may not be able to realize them. Investors are cautioned not to place undue reliance on any forward-looking statements which are based on current expectations. All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

For further information regarding risks and uncertainties associated with our business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained from our website at http://www.cnlhealthcarepropertiesII.com.

We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNL Healthcare Properties II, Inc.

March 23, 2020

	By:	/s/ Ixchell C. Duarte
Ixchell C. Duarte
Chief Financial Officer, Treasurer and Senior Vice President